UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2006
ASPREVA PHARMACEUTICALS CORPORATION
(Exact Name of Registrant as Specified in Charter)
British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

000-51169 (Commission File Number)	98-0435540 (IRS Employer Identification No.)
1203–4464 Markham Street
Victoria, British Columbia, Canada V8Z 7X8
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (250) 744-2488
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
     On March 2, 2006, Aspreva Pharmaceuticals Corporation filed its Annual Report on Form 10-K for the year ended December 31, 2005 with the U.S. Securities and Exchange Commission. The Annual Report on Form 10-K incorporates by reference certain information from Aspreva’s Proxy Statement for its 2006 Annual and Special General Meeting of Shareholders to be held May 24, 2006, which is attached hereto as Exhibit 99.1, or the Proxy Statement. Certain information is incorporated into this Form 8-K and the Annual Report on Form 10-K by reference, as follows:
•	The information contained in the Proxy Statement under the caption “Proposal 1 - Election of Directors”, the section entitled “Committees of Our Board of Directors — Audit Committee,” the section entitled “Committees of Our Board of Directors — Nominating and Corporate Governance Committee,” and the section entitled “Code of Conduct” is incorporated by reference into this Form 8-K and Item 10 of the Form 10-K;

•	The information contained in the Proxy Statement under the caption “Executive Compensation” is incorporated by reference into this Form 8-K and Item 11 of the Form 10-K;

•	The information contained in the Proxy Statement under the caption “Security Ownership of Certain Beneficial Owners and Management” is incorporated by reference into this Form 8-K and Item 12 of the Form 10-K;

•	The information contained in the Proxy Statement under the section entitled “ Equity Compensation Plans — Securities Authorized for Issuance Under Equity Compensation Plans” and the section entitled “Equity Compensation Plans — 2002 Aspreva Incentive Stock Purchase Plan Trust” is incorporated by reference into this Form 8-K and Item 5 and Item 12 of the Form 10-K;

•	The information contained in the Proxy Statement under the caption “Certain Relationships and Related Transactions” is incorporated by reference into this Form 8-K and Item 13 of the Form 10-K; and

•	The information contained in the Proxy Statement under the caption “Proposal 2 - Appointment of Auditor and Independent Registered Public Accounting Firm” is incorporated by reference into this Form 8-K and Item 14 of the Form 10-K.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d)     Exhibits:

Exhibit No.	Description
99.1	Proxy Statement for 2006 Annual and Special General Meeting of Shareholders to be held May 24, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPREVA PHARMACEUTICALS CORPORATION
Dated: April 20, 2006	By:	/s/ Bruce G. Cousins
Bruce G. Cousins
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Proxy Statement for 2006 Annual and Special General Meeting of Shareholders to be held May 24, 2006